Exhibit 99.1

News Release For Immediate Release

Ontrak Announces 2021 Second Quarter Financial Results

•Revenue of $26.5 million, up 54% year over year
•Operating loss of $(1.7) million, a 60% improvement year over year
•Adjusted EBITDA of $2.8 million, achieving third consecutive quarterly positive Adjusted EBITDA
•Agreement signed with new customer Sentara Healthcare to expand to Medicare and Medicaid population
•Company to Host Conference Call at 4:30 pm ET Today

Santa Monica, CA – August 5, 2021 – Ontrak, Inc. (NASDAQ: OTRK) (“Ontrak” or the “Company”), a leading AI-powered and telehealth-enabled, virtualized healthcare company, today reported its financial results for the second quarter ended June 30, 2021.

Management Commentary

Jonathan Mayhew, Ontrak CEO, stated: “During the second quarter we made important progress on our growth initiatives to expand our addressable market and enhance our value proposition. Customers, prospects, providers and members have provided encouraging feedback on our product roadmap and care pathways. In the coming two quarters we will invest in rolling out and deepening our enhanced AI-enabled identification, screening and monitoring capabilities together with our care coach supported member interventions, as a springboard to growth and expansion into more channels, population segments and lines of business. The addition of a number of highly respected and experienced executive leaders in the next several weeks will strengthen Ontrak's management bench and relationships for our next phase of growth.”

Second Quarter 2021 Financial Results Highlights
•Revenue for the second quarter of 2021 was $26.5 million, representing a 54% increase compared to the same period in 2020.
•Operating loss for the second quarter of 2021 was $(1.7) million, yielding an operating loss margin of (6)% compared to an operating loss of $(4.1) million for the same period in 2020, yielding an operating loss margin of (24)%.
•Adjusted EBITDA for the second quarter of 2021 was $2.8 million compared to adjusted EBITDA of $(2.1) million for the same period in 2020.
•Net loss for the second quarter of 2021 was $(3.7) million, or a $(0.33) diluted net loss per common share (after deduction for declared and undeclared preferred stock dividends), compared to net loss of $(6.2) million, or a $(0.37) diluted net loss per share for the same period in 2020.
•Non-GAAP net loss for the second quarter of 2021 was $(0.01) million, or a $(0.12) non-GAAP diluted net loss per common share (after deduction for declared and undeclared preferred stock dividends), compared to non-GAAP net loss of $(4.0) million, or a $(0.24) non-GAAP diluted net loss per share for the same period in 2020.

Second Quarter 2021 and Recent Operating Highlights:

•Total enrolled members numbered 10,818 at the end of Q2 2021, which includes 2,534 Ontrak-A members remaining in our program. The transitional disenrollment of members in our Ontrak-A program began with the disenrollment of 2,100 members in April and we are working with the customer to finalize a transition plan for the remaining members.
•The Company entered into a new master service agreement with Sentara Healthcare for the expansion of the Ontrak program to its Optima Medicare and Medicaid members.

•The Company entered into an amendment of our note agreement to redefine certain covenants to increase financial flexibility of our business.

Financial Outlook

The following outlook is based on information available as of the date of this press release and is subject to change in the future. This outlook solely represents existing and planned enrollment launches, and program expansions with current health plan partners.

For the year ending December 31, 2021, the Company provides the following outlook:

2021 Revenue of $80-85 million, reflecting current expectations with our existing health plan customers regarding outreach pool, budget considerations and timing of expansions.

Conference Call & Webcast Details

The Company will host a conference call/webcast today at 4:30 pm ET/1:30 pm PT. Investors, analysts, employees and the general public can access the call by dialing (888) 771-4371 for U.S. participants or (847) 585-4405 for international participants, and referencing conference ID # 50150585. A live and archived webcast of the event will be available at
https://www.ontrak-inc.com/presentations.html.

About Ontrak, Inc.

Ontrak, Inc. (f/k/a Catasys, Inc.) is a leading AI and telehealth-enabled healthcare company, whose mission is to help improve the health and save the lives of as many people as possible. Ontrak identifies, engages, activates and provides care pathways to treatment for the most vulnerable members of the behavioral health population who would otherwise fall through the cracks of the healthcare system. We engage individuals with anxiety, depression, substance use disorder and chronic disease through personalized care coaching and customized care pathways that help them receive the treatment and advocacy they need, despite the socio-economic, medical and health system barriers that exacerbate the severity of their comorbid illnesses. The company’s integrated intervention platform uses AI, predictive analytics and digital interfaces combined with dozens of care coach engagements to deliver improved member health, better healthcare system utilization, and durable outcomes and savings to healthcare payors.

Learn more at www.ontrak-inc.com

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this press release are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements may include for example statements regarding: expansion of our addressable market and enhancement of our value proposition; deepening our enhanced AI-enabled identification, screening and monitoring capabilities together with our care coach supported member interventions in an effort to springboard to growth and expand into more channels, population segments and lines of business;

new executive leaders and their strengthening our bench and relationships for our next phase of growth; and expectations regarding future revenue reflecting current expectations with our existing health plan customers regarding outreach pool, budget considerations and timing of expansions. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from stated expectations. These risk factors include, among others, dependence on key personnel and the ability to recruit, retain and develop a large and diverse workforce; high customer concentration and the ability of our customer to terminate our contracts for convenience; intense competition and substantial regulation in the health care industry; changes in regulations or issuance of new regulations or interpretations; limited operating history; our inability to execute our business plan; increase our revenue and achieve profitability; lower than anticipated eligible members under our contracts; our inability to recognize revenue; lack of outcomes and statistically significant formal research studies; difficulty enrolling new members and maintaining existing members in our programs; the risk that the treatment programs might not be effective; difficulty in developing, exploiting and protecting proprietary technologies; business disruption and related risks resulting from the outbreak of the novel coronavirus 2019;the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern; our ability to raise additional capital when needed and our liquidity; and risks related to our ability to realize the potential benefits of and to effectively integrate acquisitions. You are urged to consider statements that include the words “may,” “will,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plan,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking For a further list and description of the risks and uncertainties we face, please refer to our most recent Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has provided in this press release and the quarterly conference call held on the date hereof certain non-GAAP financial measures. The non-GAAP financial measures presented include EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Non-GAAP net loss, and Non-GAAP net loss per common share, which are not U.S. GAAP financial measures, and clarifies and enhances an understanding of our past performance. We believe that the presentation of these financial measures enhances an investor’s understanding of our financial performance. We further believe that these financial measures are useful financial metrics to assess our operating performance from period-to-period by excluding certain items that we believe are not representative of our core business.

EBITDA consists of net loss before interest, taxes, depreciation and amortization expenses. Adjusted EBITDA consists of net loss before interest, taxes, depreciation, amortization, stock-based compensation, reduction in workforce costs, acquisition related costs, and (gain) loss on change in fair value of warrant liability and contingent liability. We believe that making such adjustments provides investors meaningful information to understand our results of operations and the ability to analyze our financial and business trends on a period-to-period basis.

Non-GAAP net loss consists of net loss adjusted for stock-based compensation, acquisition related costs, (gain) loss on change in fair value of warrant liability and contingent liability, gain on forgiveness of PPP loan, and write-off of debt issuance costs. Non-GAAP net loss per common share consists of loss per share adjusted for non-GAAP net loss attributable to common stockholders. We believe that making such adjustments provides investors meaningful information to understand our results of operations and the ability to analyze our financial and business trends on a period-to-period basis.

We believe the above non-GAAP financial measures are commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Non-GAAP net loss and Non-GAAP net loss per common share may vary from that of others in our industry. Neither EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Non-GAAP net loss nor Non-GAAP net loss per common share should be considered as an alternative to net loss before taxes, net loss, net loss per common share or any other performance measures derived in accordance with U.S. GAAP as measures of performance.

Contact

For Investors:

Caroline Paul
Gilmartin Group
investors@ontrak-inc.com

ONTRAK, INC.
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$26,485	$17,226	$55,207	$29,564
Cost of revenue	8,519	9,876	21,269	17,109
Gross profit	17,966	7,350	33,938	12,455

Operating expenses:
Research and development	4,399	2,374	8,968	4,318
Sales and marketing	3,628	1,060	5,570	1,937
General and administrative	11,590	8,003	23,931	16,291
Total operating expenses	19,617	11,437	38,469	22,546
Operating loss	(1,651)	(4,087)	(4,531)	(10,091)

Other expense, net	(37)	(443)	(643)	(379)
Interest expense, net	(2,029)	(1,683)	(4,036)	(3,338)
Net loss	$(3,717)	$(6,213)	$(9,210)	$(13,808)
Dividends on preferred stock - declared and undeclared	(2,238)	—	(4,477)	—
Net loss attributable to common stockholders	$(5,955)	$(6,213)	$(13,687)	$(13,808)

Net loss per common share, basic and diluted	$(0.33)	$(0.37)	$(0.77)	$(0.82)

Weighted-average common shares outstanding, basic and diluted	18,156	16,994	17,891	16,844

ONTRAK, INC.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30,	December 31,
	2021	2020
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$91,539	$86,907
Restricted cash - current	8,954	9,127
Receivables, net	8,837	16,682
Unbilled receivables	1,539	4,426
Deferred costs - current	1,198	2,352
Prepaid expenses and other current assets	3,118	4,144
Total current assets	115,185	123,638
Long-term assets:
Property and equipment, net	4,433	2,273
Restricted cash - long-term	2,749	7,176
Goodwill	5,713	5,727
Intangible assets, net	2,956	3,561
Other assets	506	367
Operating lease right-of-use assets	1,830	1,959
Total assets	$133,372	$144,701

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,576	$1,287
Accrued compensation and benefits	5,209	4,723
Deferred revenue	14,538	20,954
Current portion of operating lease liabilities	527	434
Other accrued liabilities	4,876	9,012
Total current liabilities	26,726	36,410
Long-term liabilities:
Long-term debt, net	46,129	45,719
Long-term operating lease liabilities	1,228	1,403
Long-term finance lease liabilities	256	418
Total liabilities	74,339	83,950
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 50,000,000 shares authorized; 3,770,265 shares issued and outstanding at each of June 30, 2021 and December 31, 2020	—	—
Common stock, $0.0001 par value, 500,000,000 shares authorized; 18,657,840 and 17,543,218 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	2	2
Additional paid-in capital	422,265	414,773
Accumulated deficit	(363,234)	(354,024)
Total stockholders' equity	59,033	60,751
Total liabilities and stockholders' equity	$133,372	$144,701

ONTRAK, INC.
Consolidated Statements of Cash Flows
(in thousands, unaudited)

	For the Six Months Ended June 30,
	2021	2020
Cash flows from operating activities
Net loss	$(9,210)	$(13,808)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	5,961	4,048
Paid-in-kind interest expense	—	2,964
Depreciation expense	382	82
Amortization expense	1,433	677
Gain on forgiveness of PPP loan	(171)	—
Change in fair value of warrants	—	379
Change in fair value of contingent consideration	835	—
401(k) employer match in common shares	546	170
Changes in operating assets and liabilities:
Receivables	7,845	930
Unbilled receivables	2,887	(1,002)
Prepaid expenses and other current assets	1,912	(1,247)
Accounts payable	205	118
Deferred revenue	(6,416)	2,377
Leases liabilities	(83)	(178)
Other accrued liabilities	(2,972)	940
Net cash provided by (used in) operating activities	3,154	(3,550)

Cash flows from investing activities
Purchase of property and equipment	(2,514)	(614)
Net cash used in investing activities	(2,514)	(614)

Cash flows from financing activities
Dividends paid	(4,438)	—
Proceeds from warrant exercise	58	20
Proceeds from options exercise	5,401	3,265
Finance lease obligations	(162)	(81)
Financed insurance premium payments	(1,467)	—
Net cash (used in) provided by financing activities	(608)	3,204
Net change in cash and restricted cash	32	(960)
Cash and restricted cash at beginning of period	103,210	14,018
Cash and restricted cash at end of period	$103,242	$13,058

Supplemental disclosure of cash flow information:
Interest paid	$3,647	$—
Non cash financing and investing activities:
Finance lease and accrued purchases of property and equipment	$183	$404
Stock options exercise in transit	—	200

ONTRAK, INC.
Reconciliation of Non-GAAP Measures
(in thousands, except per share data)

Reconciliation of Operating Loss to EBITDA and Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating loss	$(1,651)	$(4,087)	$(4,531)	$(10,091)
Depreciation expense	220	59	382	82
Amortization expense (1)	520	157	1,022	304
EBITDA	(911)	(3,871)	(3,127)	(9,705)
Stock-based compensation expense	3,387	1,776	5,961	4,048
Reduction in workforce costs (2)	286	—	1,290	—
Acquisition related costs (3)	—	—	583	—
Adjusted EBITDA	$2,762	$(2,095)	$4,707	$(5,657)
Adjusted EBITDA Margin	10%	(12)%	9%	(19)%

Reconciliation of Net Loss to Non-GAAP Net Loss; and Net Loss per Common Share to Non-GAAP Net Loss per Common Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss	$(3,717)	$(6,213)	$(9,210)	$(13,808)
Stock-based compensation expense	3,387	1,776	5,961	4,048
Reduction in workforce costs (2)	286	—	1,290	—
Loss (gain) on change in fair value of warrant liability	—	443	(29)	379
Loss on change in fair value of contingent liability (4)	200	—	835	—
Acquisition related costs (3)	—	—	583	—
Gain on forgiveness of PPP loan (5)	(171)	—	(171)	—
Non-GAAP net loss	(15)	(3,994)	(741)	(9,381)
Dividends on preferred stock, undeclared	(2,238)	—	(4,477)	—
Non-GAAP net loss attributable to common stockholders	$(2,253)	$(3,994)	$(5,218)	$(9,381)

Net loss per common share - basic and diluted	$(0.33)	$(0.37)	$(0.77)	$(0.82)
Non-GAAP net loss per common share - basic and diluted	(0.12)	(0.24)	(0.29)	(0.56)
Weighted-average common shares outstanding - basic and diluted	18,156	16,994	17,891	16,844
_______________________
(1) Relates to operating and financing ROU assets and acquired intangible assets.
(2) Relates to reduction in workforce announced in March 2021 as a result of the contract termination notice from our largest customer with an effective date of June 26, 2021 and includes one-time severance and related benefit costs.
(3) Includes external legal, accounting, and advisory costs associated with an acquisition.
(4) Relates to loss resulting from change in fair value of contingent liability related to a stock price guarantee associated with an acquisition.
(5) Relates to gain recognized upon forgiveness of LifeDojo's PPP loan in May 2021.